SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                   Date of Report (Date of earliest event
                          reported) August 8, 1996


                           IBM CREDIT CORPORATION
           (Exact name of registrant as specified in its charter)


        Delaware              1-8175                22-2351962
(State of Incorporation)  (Commission           (I.R.S. Employer
                          File Number)          Identification No.)


                          1133 Westchester Avenue
                           White Plains, New York


                           (Address of principal          10604-3505
                             executive offices)           (Zip Code)

     Registrant's telephone number, including area code: (914) 642-3000


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Item 7. Financial Information, Pro Forma Financial
Information and Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statememt No. 333-06335 on Form S-3, effective July 30, 1996, the document included as Exhibit 1 hereto, relating to $2,000,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibit is hereby filed with this report:

           Exhibit
           Number          Description

              1 Amendment dated August 8, 1996, to the Agency Agreement dated March 13, 1992, as amended August 12, 1992, April 13, 1993, June 11, 1993, August 17, 1993,
                           January 6, 1994 and November 17, 1994
                           among IBM Credit Corporation, CS First
                           Boston Corporation, Goldman, Sachs & Co.,
                           Lehman Brothers Inc., Merrill Lynch,
                           Pierce, Fenner & Smith Incorporated,
                           Morgan Stanley & Co. Incorporated,
                           Salomon Brothers Inc and Smith Barney
                           Inc.

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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IBM CREDIT CORPORATION

                                          By:

                                          /s/ John J. Shay, Jr.
                                          ---------------------
                                          Name:  John J. Shay, Jr.
                                          Title: Vice President, Secretary
                                          and General Counsel


August 12, 1996


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                               Exhibit Index


           Exhibit
           Number          Description

              1 Amendment dated August 8, 1996, to the Agency Agreement dated March 13, 1992, as amended August 12, 1992, April 13, 1993, June 11, 1993, January 6, 1994 and November 17, 1994 among IBM Credit Corporation, CS First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc.